Exhibit 99.8

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and all amendments thereto with respect to the American Depositary Shares and Ordinary Shares of BrainsWay Ltd. beneficially owned by each of them, and to the inclusion of this Joint Filing Agreement as an exhibit thereto.

Valor BrainsWay Holdings, LLC

July 1, 2025	By:	/s/ Jonathan Shulkin
		Name:	Jonathan Shulkin
		Title:	Authorized Signatory

Valor Siren Ventures II L.P.

	By:	Valor SV Associates II L.P., its general partner
	By:	Valor SV Capital II LLC, its general partner
	By:	Valor Management L.P., its managing member

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	CEO

Valor Siren Ventures II-A L.P.

	By:	Valor SV Associates II L.P., its general partner
	By:	Valor SV Capital II LLC, its general partner
	By:	Valor Management L.P., its managing member

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	CEO

Valor Siren Ventures II-B L.P.

	By:	Valor SV Associates II L.P., its general partner
	By:	Valor SV Capital II LLC, its general partner
	By:	Valor Management L.P., its managing member

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	CEO

Valor SV Associates II L.P.

	By:	Valor SV Capital II LLC, its general partner
	By:	Valor Management L.P., its managing member

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	CEO

Valor SV Capital II LLC

	By:	Valor Management L.P., its managing member

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	CEO

Valor Management L.P.

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Management LLC

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Funds Group LLC

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	Managing Member

/s/ Jonathan Shulkin
Name: Jonathan Shulkin

/s/ Antonio J. Gracias
Name: Antonio J. Gracias